UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 6, 2008

WHITNEY INFORMATION NETWORK, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-27403	84-1475486
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1612 East Cape Coral Parkway, Cape Coral Florida 33904

(Address of principal executive offices)

(239) 542-0643

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Whitney Information Network, Inc. (the “Company”) previously reported on December 15, 2006 that the United States Attorney for the Eastern District of Virginia had issued a subpoena from a federal grand jury in connection with an investigation into certain of the Company’s marketing activities.  The Company has cooperated with the United States Attorney’s investigation to date.

On March 6, 2008, a federal grand jury in the Eastern District of Virginia returned an indictment charging Linda Woolf (“Woolf”) and David Gengler (“Gengler”) with one count of conspiracy to commit mail fraud and wire fraud.  Each defendant is also charged in the indictment with seven counts of wire fraud.  The indictment also contains a forfeiture notice seeking the forfeiture of certain real and personal property which Woolf and Gengler allegedly obtained from the commission of the offenses with which they are charged.  Woolf and Gengler are alleged in the indictment to have been independent contractors of the Company’s EduTrades, Inc. subsidiary at the time of their alleged criminal activities.  The defendants are no longer independent contractors for the Company or any of its subsidiaries.  The Company and its subsidiaries were not charged in the indictment, and none of the Company’s present or former directors or officers was charged in the indictment.  The Company intends to continue to cooperate with any ongoing investigation by the United States Attorney.

The Company previously reported on November 20, 2006 that the Securities and Exchange Commission (the “Commission”) was conducting a private non-public investigation to determine whether the Company has complied with securities laws in connection with, among other matters, claimed efficacy or trading success of the Company’s stock market education programs.  The Company has cooperated with the Commission’s investigation to date.

On March 11, 2008, the Commission filed civil fraud charges against Woolf and Gengler alleging that Woolf and Gengler made false and misleading statements to sell “Teach Me to Trade” packages for the Company’s EduTrades, Inc. subsidiary.  The Commission’s complaint against Woolf and Gengler seeks disgorgement of their ill-gotten gains, civil money penalties and permanent injunctions enjoining Woolf and Gengler from violating the antifraud provisions of the federal securities laws.  The Company and its subsidiaries were not parties to the charges, and none of the Company’s present or former directors or officers was charged.  The Company intends to continue to cooperate with the ongoing investigation by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2008	WHITNEY INFORMATION NETWORK, INC.

/s/ John F. Kane
John F. Kane
Interim President